UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2014

HARBINGER GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 14, 2014, Harbinger Group Inc. (“HGI” or the “Company”) announced that it is soliciting (the “Consent Solicitation”) the holders of its 7.875% Senior Secured Notes due 2019 (the “Senior Secured Notes”) to amend (the “Proposed Amendments”) the indenture governing the Senior Secured Notes (the “Secured Indenture”) to provide the Company with, among other things, greater flexibility to repurchase or redeem its outstanding common stock. The terms and conditions of the Consent Solicitation are described in the consent solicitation statement dated May 9, 2014 (the “Statement”), attached hereto as Exhibit 99.1. The Company also announced that, as of May 14, 2014, the beneficial holders of a majority of principal amount of the outstanding Senior Secured Notes had committed to consent to the Proposed Amendments. Such beneficial owners were not paid a consent fee by HGI and will have the right to participate pro-rata with other holders of the Senior Secured Notes in the Offer (as defined below).

Concurrently with the Consent Solicitation, the Company commenced an offer (the “Offer”) to exchange a portion of its outstanding Senior Secured Notes for up to $350,000,000 aggregate principal amount of new 7.750% Senior Notes due 2022. The terms and conditions of the Offer are described in the offering memorandum, dated May 14, 2014 (the “Offering Memorandum”), and the related letter of transmittal (the “Letter of Transmittal”), attached hereto as Exhibits 99.2 and 99.3, respectively. The Proposed Amendments will not be operative until the Company’s acceptance, subject to any required proration, of the Senior Secured Notes validly tendered (and not validly withdrawn) as of the early tender time of the Offer. The Proposed Amendments will be reflected in a supplemental indenture (the “Supplemental Indenture”) with Wells Fargo Bank, National Association, the trustee under the Secured Indenture, substantially in the form attached hereto as Exhibit 99.4.

If the Proposed Amendments become operative, the Company will have the ability to purchase HGI common stock pursuant to a new $100 million share repurchase program authorized by the Company’s board of directors. The repurchase program authorizes purchases to be made from time to time in one or more open market or private transactions. The manner of purchase, the number of shares to be purchased and the timing of purchases will be based on the price of HGI’s common stock, general business and market conditions and applicable legal requirements, and is subject to the discretion of HGI’s management. The program does not require HGI to purchase any specific number of shares or any shares at all, and may be suspended, discontinued or re-instituted at any time without prior notice. The Company may fund any such repurchase with cash on hand or other borrowings.

A copy of the press release issued by the Company with respect to the transactions described above is attached hereto as Exhibit 99.5.

The foregoing summary description of the Consent Solicitation, the Proposed Amendments, the Offer and the Supplemental Indenture has been included to provide investors and security holders with information regarding their terms and is qualified in its entirety by reference to the full text of the form of the Statement, the Offering Memorandum, the Letter of Transmittal and the form of Supplemental Indenture, which are attached as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and incorporated herein by reference.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HGI’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This report contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the transactions described herein. These statements are based on the beliefs and assumptions of HGI’s management and the management of HGI’s subsidiaries (including target businesses). Generally, forward-looking statements include information concerning the transactions described herein, other actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, the Offer not being consummated, the Proposed Amendments not becoming operative, a change in the Company’s current intention to repurchase its common stock, capital market conditions, the ability of HGI’s subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, HGI and its subsidiaries ability to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with HGI or HGI subsidiaries, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations, taxes and the risks that may affect the performance of the operating subsidiaries of HGI and those factors listed under the caption “Risk Factors” in HGI’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HGI does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Consent Solicitation Statement, dated May 9, 2014.

99.2	Offering Memorandum, dated May 14, 2014.

99.3	Letter of Transmittal.

99.4	Form of First Supplemental Indenture by and between Harbinger Group Inc. and Wells Fargo, National Association.

99.5	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARBINGER GROUP INC.

By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Dated: May 14, 2014

Exhibit No.	Description

99.1	Consent Solicitation Statement, dated May 9, 2014.

99.2	Offering Memorandum, dated May 14, 2014.

99.3	Letter of Transmittal.

99.4	Form of First Supplemental Indenture by and between Harbinger Group Inc. and Wells Fargo, National Association.

99.5	Press Release.